FILED: 02/05/2003 CID: 1996-00310178 WY Secretary of State

                                                          Doc. ID: 2003-00446304

         AGREEMENT AND PLAN OF MERGER AND REORGANIZATION


         AGREEMENT OF MERGER made the 21" day of January, 2003 between Sun Asset Holdings, Inc., a Florida corporation, hereinafter called the Florida Company, and a majority of the directors thereof, and Coyote Canyon Corporation, a Wyoming corporation, hereinafter called the Wyoming Company, and a majority of the directors thereof.

         Whereas the Florida Company has an authorized capital stock consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share and 100,000 shares of Preferred Stock having a par value of $0.0001 per share, of which no shares of Common Stock or Preferred Stock have been duly issued and are now outstanding, and
         Whereas the principal office of the Florida Company in the State of Florida is located at 1966 N. John Young Parkway, Kissimmee, Florida 34'741 and Charles C. Frey is the resident agent in charge thereof upon whom process against the Florida Company may be served within the State of Florida, and

         Whereas the Wyoming Company has an authorized capital stock consisting of 100,000,000 shares of Common Stock, par value $0.001 per share and no shares of preferred stock, of which, as of January 21, 2003, 1,000,000 shares of Common Stock were duly issued and are now outstanding, and

         Whereas the Boards of Directors of the Florida Company and of the Wyoming Company, respectively, deem it advisable and generally to the advantage and welfare of the two corporate parties and their respective shareholders that the Wyoming Company merge with the Florida Company under and pursuant to the provisions of the Florida Statutes and pursuant to the provisions of the Laws of the State of Wyoming.

         Now, therefore, in consideration of the premises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

                                                                               w

         1. Merger. The Wyoming Company shall be and it hereby is merged into fCa Florida Company.

         2. Effective date. This Agreement of Merger shall become effective immediaEW upon compliance with the laws of the States of Florida and Wyoming, the time of such effectiveness being hereinafter called the Effective Date.

                                                                            r--s

         3. Surviving corporation. The public Wyoming Company shall survive the Merger herein contemplated, shall proceed under the name Sun Asset Holdings, Inc., and


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(a)   The assets and liabilities of the Wyoming Company shall be recorded at the amounts at which they are carried on the books of the Wyoming Company immediately prior to the Effective Date.
(b) There shall be credited to the Capital Account the aggregate amount of the par value per share of all of the Common Stock of the Florida Company resulting from the conversion of the outstanding Common Shares of the Wyoming Company.
(c) There shall be credited to the Capital Surplus Account an amount equal to that carried on the Capital Surplus Account of the Wyoming Company, if any, immediately prior to the Effective Date.
(d) There shall be credited to the Earned Surplus Account an amount equal to that carried on the Earned Surplus Account of the Wyoming Company, if any, immediately prior to the Effective Date.

         9. Directors. The names and post office addresses of the first directors of the Florida Company following the Effective Date, who shall be two in number and who shall hold office from the Effective Date until the annual meeting of shareholders of the Florida Company held in 2004 and until their successors shall be elected and shall qualify, are as follows:

      Name                                 Post Office Address William E.K.
      Hathaway, II                         1966 N. John Young Parkway Kissimmee,
      Florida 34741

Charles C. Frey                   1966 N. John Young Parkway Kissimmee, Florida
                                  34741

         10. Officers. The names and post office addresses of the first officers of the Florida Company following the Effective Date, who shall be two in number and who shall hold office from the Effective Date until their successors shall be appointed and shall qualify or until they shall resign or be removed from office, are as follows:

      Name Office                                    Post Office Address
  William E.K. Hathaway, II President                1966 N. John Young Parkway
                                                     Kissimmee, Florida 34741
  Charles C. Frey Secretary &                        1966 N. John Young Parkway
                                     Treasurer       Kissimmee, Florida 34741


         11. Vacancies. If, upon the Effective Date, a vacancy shall exist in the Board of Directors or in any of the offices of the Florida Company as the same are specified above, such vacancy shall thereafter be filled in the manner provided by law and the Bylaws of the Florida Company.


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shall  be  governed  by the  laws of the  State  of  Florida,  but the  separate corporate existence of the Wyoming Company shall cease forthwith upon the Effective Date.

         4. Authorized capital. The authorized capital stock of the Florida Company following the Effective Date shall be 100,000,000 shares of Common Stock, par value $0.0001 per share and 100,000 shares of preferred stock having a par value of $0.0001 per share, unless and until the same shall be changed in accordance with the laws of the State of Florida.

         5. Bylaws. The Bylaws set forth as Appendix A hereto shall be the Bylaws of the Florida Company following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

         6. Further assurance of title. If at any time the Florida Company shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Florida Company any right, title, or interest of the Wyoming Company held immediately prior to the Effective Date, the Wyoming Company and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title, or interest in the Florida Company as shall be necessary to carry out the purposes of this Agreement of Merger, and the Florida Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of the Wyoming Company or otherwise.

           7.  Conversion of  outstanding  stock,  Forthwith  upon the Effective
Date, each of the issued and outstanding shares of Common Stock of the Wyoming Company and all rights in respect thereof shall be converted into one fully paid and nonassessable share of Common Stock of the Florida Company, and each certificate nominally representing shares of Common Stock of the Wyoming Company shall for all purposes be deemed to evidence the ownership of a like number of shares of Common Stock of the Florida Company. The holders of such certificates shall not be required immediately to surrender the same in exchange for certificates of Common Stock of the Florida Company but, as certificates nominally representing shares of Common Stock of the Wyoming Company are surrendered for transfer, the Florida Company will cause to be issued certificates representing shares of Common Stock of the Florida Company and, at any time upon surrender by any holder of certificates nominally representing shares of Common Stock of the Wyoming Company, the Florida Company will cause to be issued therefore certificates for a like number of shares of Common Stock of the Florida Company.

         8. Book entries. The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Florida Company in accordance with the following:


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         12.  Termination.  This  Agreement  of  Merger  may be  terminated  and abandoned by action of the Board of Directors of the Wyoming Company at any time
prior  to  the  Effective  Date,   whether  before  or  after  approval  by  the
shareholders of the two corporate parties hereto.

         In witness whereof each of the corporate parties hereto, pursuant to authority duly granted by the Board of Directors, has caused this Agreement of Merger to be executed by all of its directors and its corporate seal to be hereunto affixed.

                            Sun Asset Holdings, Inc.
                                   (Florida)
Corporate Seal              by: /s/ William E.K. Hathaway, II,
                            -----------------------------------

                                /s/ Charles C. Frey
                            -----------------------------------


                        (All of Its Board of Directors)


                           Coyote Canyon Corporation
                                   (Wyoming)
Corporate Seal              by: /s/ William E.K. Hathaway, II,
                            -----------------------------------

                         (All of Its Board of Directors)